REIMBURSEMENT AND SECURITY AGREEMENT


THIS REIMBURSEMENT AND SECURITY AGREEMENT ("this Agreement"), made as of September 1, 1999, between DOVER DOWNS ENTERTAINMENT, INC. (the "Borrower"), NASHVILLE SPEEDWAY, U.S.A., INC. (the "Company") and PNC BANK, DELAWARE (the "Bank").


RECITALS:

A. The Sports Authority of the County of Wilson (the "Issuer") has issued its Variable Rate Tax Exempt Infrastructure Revenue Bonds, Series 1999 in the aggregate principal amount of $25,900,000 (the "Bonds") under an Indenture of Trust dated as of September 1, 1999 (the "Indenture") between the Issuer, the County of Wilson, Tennessee (the "County") and First Union National Bank, as Trustee (including any successor trustee, the "Trustee").
B.
C. Pursuant to the Indenture, the proceeds of the Bonds will be applied (i) to acquire, construct, improve and install for the use of the general public and as a supporting system or facility for the Motor Sports Speedway (the "Speedway Facility") being developed by the Company, a wholly-owned subsidiary of the Borrower, certain roads, streets, highways, curbs, bridges, flood control facilities and utility services, including water, sanitary sewer, electricity, gas and natural gas and telecommunications (collectively, the "Infrastructure Improvements") and (ii) to pay a portion of the costs of issuing the Bonds (collectively, the "Project").
D.
E. In order to provide funds for the payment of principal of and interest on the Bonds and the purchase price of Bonds which have been tendered pursuant to the mandatory tender provisions thereof and of the Indenture, the Company is required pursuant to the Indenture to cause an irrevocable letter of credit is to be issued to the Trustee. F.
G. The Borrower, the Bank and certain other banks party thereto (collectively, the "Banks") and PNC Bank, Delaware, as agent for the Banks, have entered into a Credit Agreement dated as of March 31, 1999 (as the same may hereafter be modified, amended, restated or supplemented, the "Credit Agreement") pursuant to which the Banks have agreed to make certain credit facilities available to the Borrower, including the issuance of Letters of Credit for the benefit of the Borrower and its subsidiaries. The Bank is the Issuing Bank under the Credit Agreement and is authorized to issue Letters of Credit thereunder. Pursuant to the Credit Agreement, the Borrower has asked the Bank to issue a Letter of Credit under the Credit Agreement as the Letter of Credit required by the Indenture. Subject to the terms and conditions of the Credit Agreement and this Agreement, the Bank is willing to issue its Irrevocable Letter of Credit (together with any substitute letter of credit issued pursuant to the terms hereof, the "Letter of Credit") to the Trustee for the account of the Borrower and the Company authorizing the Trustee to make one or more draws on the Bank up to an aggregate of $26,325,754 (as reduced and reinstated from time to time in accordance with the provisions of the Letter of Credit, the "Letter of Credit Amount"), of which originally (i) $25,900,000 shall be in respect of principal of the Bonds, and (ii) $425,754 shall be in respect of accrued interest on the Bonds.
H.
I. NOW THEREFORE, in consideration of the foregoing and the undertakings herein set forth and intending to be legally bound, the Borrower and the Bank hereby agree as follows:
J.
K.
ARTICLE I      DEFINITIONS

 Section 1.01. Definitions . In this Agreement (except as otherwise expressly provided for or unless the context otherwise requires), the following terms have the meanings specified in the foregoing recitals:

   Bank                            Letter of Credit
   Banks                           Indenture
   Bonds                           Infrastructure Improvements
   Borrower                        Issuer
   Company                         Letter of Credit Amount
   County                          Project
   Credit Agreement                Trustee

   In addition, the following terms shall have the meanings specified in this Article, unless the context otherwise requires. All other capitalized terms not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

   "Bond Documents" means the Bonds, the Indenture and any other agreements or instruments relating thereto.

   "Date of Issuance" means the date on which the Letter of Credit is issued upon request of the Borrower pursuant to Section 2.01.

   "Event of Default" shall have the meaning assigned to such term in Section 6.01.

   "Interest Component" has the meaning ascribed to such term in the Letter of Credit.

   "Interest Draft" has the meaning ascribed to such term in the Letter of Credit.

   "Pledged Bonds" means any Bonds delivered to or for the account of the Bank in connection with a Tender Draft under the Letter of Credit.

   "Principal Component" has the meaning ascribed to such term in the Letter of Credit.

   "Remarketing Agent" means collectively First American Capital Markets, a division of First American National Bank, and PNC Capital Markets, Inc., and their respective successors and assigns and any successor remarketing agent appointed in accordance with Section
10.12 of the Indenture.

   "State" means the State of Delaware.

   "Stated Expiration Date" has the meaning assigned to such term in the Letter of Credit.

   "Tender Draft" has the meaning assigned to such term in the Letter of Credit.

   "Unremarketed Tendered Bonds" means Bonds which (a) have been tendered for purchase pursuant to tender option provisions of the Bonds and the Indenture and (b) have not been successfully remarketed by the Remarketing Agent prior to 10:00 a.m. on the date of purchase thereof pursuant to such tender.

   Section 1.02. Rules of Construction; Time of Day . In this Agreement, unless otherwise indicated, (i) defined terms may be used in the singular or the plural and the use of any gender includes all genders, (ii) the words, "hereof", "herein", "hereto", "hereby" and "hereunder" refer to this entire Agreement, (iii) the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation", and (iv) all references to particular Articles or Sections are references to the Articles or Sections of this Agreement. References to any time of the day in this Agreement shall refer to Eastern standard time or Eastern daylight saving time, as in effect in the State on such day.


ARTICLE II     LETTER OF CREDIT AND REIMBURSEMENT

   Section 2.01. Issuance of Letter of Credit . The Borrower hereby requests the Bank to issue the Letter of Credit to the Trustee. Subject to the conditions precedent set forth in the Credit Agreement and receipt of copies of the executed Bond Documents, the Bank will issue to the Trustee, on the date of execution and delivery of this Agreement, the Letter of Credit in the Letter of Credit Amount and substantially in the form attached hereto as Exhibit A effective on the Date of Issuance and expiring on the Stated Expiration Date. On or prior to each anniversary of the Date of Issuance, the Borrower may request that the Bank extend the Stated Expiration Date with respect to the Letter of Credit for an additional one year period, it being understood that the Bank shall have no obligation to grant any such extension. Any such extension shall be subject to the terms of the Credit Agreement and the mutual agreement of the Borrower and the Banks. The Letter of Credit shall be a Letter of Credit issued under the Credit Agreement and the Bank shall be entitled to all of the rights and benefits of the Issuing Bank provided in the Credit Agreement with respect thereto. All drawings under the Letter of Credit will be paid with the Bank's own funds subject to all of its rights to reimbursement hereunder and under the Credit Agreement.

   Section 2.02.  Reimbursement and Other Payments .

   (a) Reimbursement. The Borrower hereby agrees to pay or cause to be paid to the Bank a sum equal to each amount drawn under the
Letter of Credit on the Business Day such drawing is honored.   All
such amounts shall be paid to the Bank at its address and in the manner set forth in the Credit Agreement.

   (b) Transaction and Transfer Charges and Expenses. The Borrower shall pay to the Bank, all reasonable transaction charges
that the Bank may make for drawings under the Letter of Credit.   In
addition, the Borrower shall pay to the Bank on demand any and all reasonable charges and expenses which the Bank may pay or incur relative to the Letter of Credit. The Borrower shall pay to the Bank upon each transfer or amendment of the Letter of Credit in accordance with its terms a transfer or amendment fee as specified by the Bank, together with any and all costs and expenses of the Bank incurred in connection with such transfer or amendment.

   Section 2.03.  Transfer; Reduction; Reinstatement .

   (a) Transfer. The Letter of Credit may be transferred in accordance with paragraph 9 of the Letter of Credit.

   (b) Reduction. The Letter of Credit Amount and the respective Principal Component and Interest Component thereof shall be automatically reduced as specified in paragraph 5 of the Letter of Credit. With respect to any reductions of the Letter of Credit Amount pursuant to the terms of the Letter of Credit as a result of Bonds ceasing to be Outstanding, the Bank shall have the right, at its option, to require the Trustee to promptly surrender the outstanding Letter of Credit to the Bank and to accept in substitution therefor a letter of credit in the form of Exhibit A attached hereto, dated the date of such substitution, for an amount equal to the Letter of Credit Amount as so reduced, but otherwise having terms identical to the then outstanding Letter of Credit.

   (c) Reinstatement. In the event of a drawing under the Letter of Credit with an Interest Draft, the Interest Component of the Letter of Credit Amount shall, as provided in paragraph 6 of the Letter of Credit and subject to the conditions therein set forth, be automatically reinstated by an amount equal to the amount of such drawing. In the event of a drawing under the Letter of Credit with a Tender Draft, the Principal Component and Interest Component of the Letter of Credit Amount shall, as provided in paragraph 7 of the Letter of Credit, be reinstated with respect to such drawing (1) when and to the extent that (i) the Bank has received reimbursement for such drawing in immediately available funds (or the Trustee has received immediately available funds which, pursuant to the Indenture, the Trustee will immediately remit to the Bank as reimbursement for such drawing) and (ii) the Trustee has delivered a certificate to the Bank in respect of such reinstatement in the form required by paragraph 7 of the Letter of Credit, or (2) when and to the extent the Bank, at its option, upon the Borrower's or the Company's request, advises the Trustee in writing that such reinstatement shall occur, it being understood that the Bank shall have no obligation to grant any such reinstatement except as set forth in clause (1) of this sentence.

   Section 2.04. Obligations Absolute . The obligations of the Borrower under this Article shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances: (i) any lack of validity or enforceability of the Letter of Credit, the Bond Documents or any other agreement or document relating thereto; (ii) any amendment or waiver of or any consent to or departure from the Letter of Credit, the Bond Documents or any document relating thereto; (iii) the existence of any claim, set-off, defense or other right which the Borrower or the Company may have at any time against the Trustee (or any persons or entities for whom the Trustee may be acting), the Remarketing Agent, the Bank or any other person or entity, whether in connection with this Agreement, the transactions described herein or any unrelated transaction; or (iv) any of the circumstances contemplated in clauses (1) through (7), inclusive, of
Section 2.06(a). The Borrower understands and agrees that no payment by it under any other agreement (whether voluntary or otherwise) shall constitute a defense to its obligations hereunder, except to the extent that the Bank has been indefeasibly paid in full.

   Section 2.05. Indemnification . To the extent permitted by applicable law, the Borrower hereby indemnifies and holds harmless the Bank (and its directors, officers, employees and agents) from and against any and all claims, damages, losses, liabilities, costs or expenses (including attorneys' fees for counsel of the Bank's choice) whatsoever which the Bank may incur (or which may be claimed against the Bank by any person or entity whatsoever) by reason of or in connection with (a) the issuance or a transfer of, or payment or failure to pay under, the Letter of Credit, (b) any breach by the Borrower or the Company of any representation, warranty, covenant, term or condition in, or the occurrence of any default under, this Agreement or the Bond Documents, including all fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default, and (c) involvement of the Bank in any legal suit, investigation, proceeding, inquiry or action as a consequence, direct or indirect, of the Bank's issuance of the Letter of Credit, its entering into this Agreement or any other event or transaction contemplated by any of the foregoing; provided the Borrower shall not be required to indemnify the Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) Bank's failure to observe general banking usage, (ii) the gross negligence or willful misconduct of the Bank or (iii) the Bank's willful failure to pay under the Letter of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit, unless the Bank in good faith believes that it is prohibited by law or other legal authority from making such payment. Nothing in this Section is intended to limit the Borrower's reimbursement obligations contained in Section 2.02(a). The obligations of the Borrower under this Section shall survive the termination of this Agreement.
   Section 2.06.  Liability of Bank .

   (a) As between the Borrower and the Company and the Bank, the Borrower and the Company assume all risks of the acts or omissions of the Trustee with respect to the Trustee's use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (1) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee in connection therewith; (2) the form, validity, sufficiency, accuracy or genuineness of any documents (including without limitation any documents presented under the Letter of Credit), or of any statement therein or endorsement thereon, even if any such documents, statements or endorsements should in fact prove to be in any or all respects invalid, insufficient, fraudulent, forged, inaccurate or untrue; (3) the payment by the Bank against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit, or any other failure by the Trustee to comply fully with conditions required in order to effect a drawing under the Letter of Credit; (4) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letter of Credit or the rights or benefit thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (5) errors, omissions, interruptions, losses or delays in transmission or delivery of any messages by mail, cable, telegraph, telex, telephone or otherwise; (6) any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under the Letter of Credit; or
(7) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit; except only that the Borrower or the Company shall have a claim against the Bank, and the Bank shall be liable to the Borrower and the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrower or the Company which the Borrower or the Company proves were caused solely by (i) the Bank's gross negligence or willful misconduct or (ii) the Bank's willful failure to pay under the Letter of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit, unless the Bank in good faith believes that it is prohibited by law or other legal authority from making such payment. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; provided that if the Bank shall receive written notification from both the Trustee and either the Borrower or the Company that documents conforming to the terms of the Letter of Credit to be presented to the Bank are not to be honored, the Bank agrees that it will not honor such documents.

   (b) Except for the Bank's obligations under the Letter of Credit, the Bank shall have no liability to the Borrower, the Company or any other person as a result of any reduction of the credit rating of the Bank or any deterioration in the Bank's financial condition, and the Borrower hereby indemnifies and holds harmless the Bank from any and all claims, damages, losses, liabilities, costs or expenses relating to the Letter of Credit asserted by or on behalf of Borrower, the Company or any affiliate or agent thereof, which the Bank may incur in connection therewith. No reduction of the credit rating of the Bank or deterioration in the Bank's financial condition shall reduce or in any way diminish the obligations of the Borrower to the Bank under this Agreement, including without limitation the Borrower's obligation to pay Letter of Credit commitment fees to the Bank and to reimburse the Bank for any drawing under the Letter of Credit.

ARTICLE III    SECURITY

   Section 3.01. Security and Subrogation under Indenture . The Borrower, the Company and the Bank intend that (a) the Bank will have the security and benefit of the Bond Documents as provided in the Indenture and (b) in the event of one or more draws under the Letter of Credit and the application thereof to the payment of Bonds, the Bank will be subrogated pro tanto to the rights of the Trustee and the holders of such Bonds under the Bond Documents and in and to all funds (except rebate funds) and security held by the Trustee under the Indenture for the payment of the principal of and interest on such Bonds, including without limitation all loan funds, construction funds, project funds, escrow funds, revenue funds, operation funds, debt service funds, reserve funds, redemption funds and other funds (except rebate funds) and securities and other instruments comprising investments thereof. In addition, the Bank shall have any and all other subrogation rights available to the Bank at law and in equity.

   Section 3.02. Pledge of Rights to Certain Funds and Investments . To secure the Borrower's obligations to the Bank under this Agreement, the Borrower and the Company hereby pledge to the Bank, and grant to the Bank a security interest in, all of the Borrower's and the Company's right, title and interest in and to all funds (except rebate funds) and investments thereof now or hereafter held by the Trustee under the Indenture as security for the payment of the Bonds, including without limitation any and all loan funds, construction funds, project funds, escrow funds, revenue funds, operations funds, debt service funds, reserve funds, redemption funds and other funds and securities and other instruments comprising investments thereof and interest and other income derived therefrom held as security for the payment of the Bonds; such pledge, assignment and grant being under and subject only to the rights of the holders of the Bonds and the Trustee under the Indenture. Each of the Borrower and the Company covenants and agrees that it will defend the Bank's rights and security interests created by this Section against the claims and demands of all persons. In addition to its other rights and remedies under this Agreement and the Bond Documents, the Bank shall have all the rights and remedies of a secured party under the State Uniform Commercial Code or other applicable law with respect to the security interests created by this Section. The Bank's rights under this Section are in addition to, and not in lieu of, its rights described in Section 3.01.
   Section 3.03.  Pledged Bonds.

   (a) Pledge. To secure the Borrower's obligations to the Bank under this Agreement, each of the Borrower and the Company hereby pledges and assigns to the Bank, and grants to the Bank a security interest in, all of the Borrower's and the Company's right, title and interest, now owned or hereafter acquired, in and to any and all Unremarketed Tendered Bonds (together with all income therefrom and proceeds thereof) purchased pursuant to the Indenture with the proceeds of a Tender Draft presented under the Letter of Credit for which neither (i) full reimbursement has been made to the Bank nor
(ii) the Trustee holds sufficient funds which, pursuant to the Indenture, the Trustee is required to apply on behalf of the Borrower or the Company to reimburse the Bank in full for such Tender Draft on the date such Tender Draft is paid by the Bank. Such Unremarketed Tendered Bonds shall be pledged to the Bank, registered in its name as pledgee of the Borrower and the Company and delivered to and held by the Trustee as agent for the Bank under this Section 3.03 or, at the option of the Bank by written notice to the Borrower and the Trustee, the pledged Unremarketed Tendered Bonds specified in such notice shall be delivered to and held by the Bank. Unremarketed Tendered Bonds which are so pledged and held by the Trustee as agent for the Bank or by the Bank are herein referred to as "Pledged Bonds".

   (b) Pledged Bond Payments. Any principal of, premium on and interest on Pledged Bonds which becomes due and payable (including any due-bills received upon purchase thereof pursuant to the record date provisions of the Indenture or the Bonds) shall be paid to the Bank. All sums of money so paid to the Bank in respect of Pledged Bonds shall be credited against the obligation of the Borrower to reimburse the Bank, with interest, under Section 2.02(a) for the amount drawn with a Tender Draft to fund the purchase of such Pledged Bonds pursuant to the Indenture.

   (c) Release of Pledged Bonds. If the Borrower pays or causes to be paid in full its obligation under Section 2.02(a) for the reimbursement of the amount (or allocable portion thereof) drawn with a Tender Draft to fund the purchase of Pledged Bonds pursuant to
Article IV of the Indenture (or if the Trustee has received immediately available funds which, pursuant to Section 4.4 of the Indenture, the Trustee is required to pay over promptly to the Bank in an amount sufficient to pay the Borrower's reimbursement obligation under Section 2.02(a) with respect to the amount drawn with such Tender Draft to fund the purchase of such Pledged Bonds), and provided no Event of Default has occurred and is continuing, the Bank will release from the pledge of this Agreement and will deliver, or cause its agent to deliver, such Pledged Bonds to such person or persons as the Trustee or either the Borrower or the Company may direct. An amount equal to the principal of, plus accrued interest on, such Pledged Bonds shall be presumed (absent notice to the contrary) to be an "amount sufficient" for purposes of this Section 3.03(c) and, upon receipt of such amount by the Trustee for payment to the Bank as aforesaid, the Trustee shall be automatically authorized to deliver such Pledged Bonds as aforesaid free from the pledge of this Agreement, unless the Trustee has received from the Bank written notice or telephonic notice (which shall thereafter be confirmed in writing) that such release shall not occur.

   (d) Liability of Bank. The Bank shall not be liable for failure to collect or realize upon the obligations secured by the Pledged Bonds or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, and the Bank shall not be under any obligation to take any action whatsoever with regard thereto.

   (e) Representations; Rights and Remedies. The Borrower represents and warrants to the Bank that the pledge, assignment and delivery of Pledged Bonds pursuant to this Section 3.03 will create a valid first lien on and a first perfected security interest in, all right, title and interest of the Borrower and the Company in and to the Pledged Bonds, and the proceeds thereof. Each of the Borrower and the Company covenants and agrees that it will defend the Bank's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all persons. In addition to its other rights and remedies under this Agreement and the Bond Documents, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State or other applicable law with respect to the security interests created by this Section.

ARTICLE IV     REPRESENTATIONS AND WARRANTIES

   The Borrower represents and warrants that each of the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects as of the date hereof and that this Agreement has been duly authorized by all necessary action of the Borrower and the Company and constitutes the legal, valid and binding obligation of the Borrower and the Company, enforceable against the Borrower and the Company in accordance with its terms, subject to general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.


ARTICLE V      GENERAL COVENANTS

   So long as any amount is available under the Letter of Credit or any amount is due and owing to the Bank hereunder or under the Credit Agreement, each of the Borrower and the Company covenants that it will (a) perform and comply with all of the obligations and duties binding upon it under the Bond Documents and the Credit Agreement, as the case may be, (b) obtain the consent of the Bank whenever the consent of the Trustee is required to be obtained under the Bond Documents, (c) not consent to or enter into any amendment of or supplement to the Bond Documents without the consent of the Bank, (d) not exercise its rights under the Bond Documents to direct the Issuer to call the Bonds for any optional redemption thereof, unless the Borrower or the Company first demonstrates to the reasonable satisfaction of the Bank that at the time of such redemption the Bank will be fully reimbursed for all drawings on the Letter of Credit in connection with such redemption, and (e) not direct or permit the conversion or establishment of the interest rate on the Bonds to an interest rate other than the Weekly Rate (as defined in the Indenture), unless either (i) the Letter of Credit is being terminated in connection therewith and the Borrower or the Company demonstrates to the reasonable satisfaction of the Bank that at the time of such conversion the Bank will be fully reimbursed for all drawings on the Letter of Credit at or before such conversion or (ii) the Bank consents in writing to such conversion or establishment.



ARTICLE VI     DEFAULTS AND REMEDIES

   Section 6.01.  Defaults .  Each "Default" as defined in the
Indenture and each "Event of Default" as defined in the Credit
Agreement shall constitute an event of default hereunder ("Event of Default")

   Section 6.02. Remedies . If an Event of Default has occurred and is continuing uncured, the Bank may:

   (a) Notify the Trustee of such Event of Default; direct the Trustee to declare an Event of Default, as defined in the Indenture, and declare the principal of the outstanding Bonds, together with interest accrued thereon, to be due and payable immediately; direct the Trustee to draw on the Letter of Credit; and direct the Trustee to exercise remedies under the Bond Documents;

   (b) Declare the Borrower's obligations hereunder to be, whereupon the same shall become, immediately due and payable; and

   (c) Exercise, or cause to be exercised, any and all such remedies as it may have under this Agreement, the Credit Agreement or any other document or at law or in equity.

   Section 6.03. Waivers; Consents . No waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

   Section 6.04. No Waiver; Remedies Cumulative . No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; and no single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies available under any other document or at law or in equity.


ARTICLE VII    MISCELLANEOUS

   Section 7.01. Notices . All notices and other communications provided for hereunder shall be in writing and given or made as provided in the Credit Agreement and the address for notice to the Company shall be the same as for the Borrower.

   Section 7.02. Successors and Assigns . This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. The Borrower may not assign its rights under this Agreement without the prior written consent of the Bank.

   Section 7.03. Survival of Covenants . All covenants made by the Borrower herein and in any document delivered pursuant hereto shall survive the delivery of this Agreement and the Letter of Credit and any advances under the Letter of Credit.

   Section 7.04. Counterparts . The execution hereof by each party hereto shall constitute a contract between them for the uses and purposes herein set forth, and this Agreement may be executed in any number of counterparts, with each executed counterpart constituting an original and all counterparts together constituting one agreement.

   Section 7.05. Amendments . This Agreement may be amended by an instrument in writing executed and delivered by the Borrower and the Bank.

   Section 7.06. Severability . If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction, it shall be ineffective as to such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision as to such jurisdiction to the extent it is not prohibited or unenforceable, nor invalidate such provision in any other jurisdiction, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of the Bank in order to effect the provisions of this Agreement.

   Section 7.07. Complete Agreement . Taken together with the Credit Agreement and the other instruments and documents delivered in compliance herewith, this Agreement is a complete memorandum of the agreement of the Borrower and the Bank. Waivers or modifications of any provision hereof must be in writing signed by the part to be charged with the effect thereof. In the event of any conflict between the provisions hereof and of the Credit Agreement, the provisions of the Credit Agreement shall govern. This Agreement shall constitute, and be governed by and entitled to the benefits of the provisions of the Credit Agreement applicable to, a Loan Document.

   Section 7.08. Governing Law . This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the law of the State.

   IN WITNESS WHEREOF, the Borrower and the Bank have caused this Agreement to be duly executed and delivered as of the date first above written.


                              DOVER DOWNS ENTERTAINMENT, INC.



                              By:____________________________
                              Title:_________________________


                              NASHVILLE SPEEDWAY, U.S.A., INC.


                              By:____________________________
                              Title:_________________________


                              PNC BANK, DELAWARE



                              By:____________________________
                              Title:_________________________








REIMBURSEMENT AND SECURITY AGREEMENT

Between

DOVER DOWNS ENTERTAINMENT, INC.,

NASHVILLE SPEEDWAY, U.S.A., INC.

and

PNC BANK, DELAWARE

Dated as of

September 1, 1999

The Sports Authority of the County of Wilson (Tennessee)
Variable Rate Tax Exempt Infrastructure Revenue Bonds,
Series 1999

                          TABLE OF CONTENTS

Page
RECITALS                                                           1

ARTICLE I
DEFINITIONS                                                        2

Section 1.01.  Definitions                                         2
Section 1.02.  Rules of Construction; Time of Day                  3

ARTICLE II
LETTER OF CREDIT AND REIMBURSEMENT                                 3

Section 2.01.  Issuance of Letter of Credit                        3
Section 2.02.  Reimbursement and Other Payments                    4
Section 2.03.  Transfer; Reduction; Reinstatement                  4
Section 2.04.  Obligations Absolute                                5
Section 2.05.  Indemnification                                     5
Section 2.06.  Liability of Bank                                   6

ARTICLE III
SECURITY                                                           7

Section 3.01.  Security and Subrogation under Indenture            7
Section 3.02.  Pledge of Rights to Certain Funds and Investments   7
Section 3.03.  Pledged Bonds                                       8

ARTICLE IV
REPRESENTATIONS AND WARRANTIES                                     9

ARTICLE V
GENERAL COVENANTS                                                  9

ARTICLE VI
DEFAULTS AND REMEDIES                                              10

Section 6.01.  Defaults                                            10
Section 6.02.  Remedies                                            10
Section 6.03.  Waivers; Consents                                   10
Section 6.04.  No Waiver; Remedies Cumulative                      10

ARTICLE VII
MISCELLANEOUS                                                      11

Section 7.01.  Notices                                             11
Section 7.02.  Successors and Assigns                              11
Section 7.03.  Survival of Covenants                               11
Section 7.04.  Counterparts                                        11
Section 7.05.
Amendments                                                         11
Section 7.06.  Severability                                        11
Section 7.07.  Complete Agreement                                  11
Section 7.08.  Governing Law                                       12

EXECUTION                                                          12

EXHIBIT A - Form of Letter of Credit
A-1